AUGUST 20, 2007

                             MMA PRAXIS MUTUAL FUNDS

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2007


                  NOTICE OF PROPOSAL TO ELECT 8 TRUSTEES TO THE
                      BOARD OF THE MMA PRAXIS MUTUAL FUNDS

The Board of Trustees of the MMA Praxis Mutual Funds (the "Funds") has approved a proposal to elect an additional member to the Board of Trustees and to elect all of the existing Trustees to continue to serve as Trustees.

The Board of Trustees has called a meeting (the "Special Meeting") of the Funds' shareholders for November 16, 2007 to vote on this matter. Shareholders of record of the Funds as of September 10, 2007 are entitled to vote at the Special Meeting and any adjournment of the Special Meeting. Shareholders of record will be mailed information detailing the election proposal on or about September 27, 2007.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE